Themes Airlines ETF
Schedule of Investments
as of December 31, 2023 (Unaudited)

COMMON STOCKS - 99.6%	Shares	Value
Industrial Services - 99.6%(a)
Air Canada(b)	1,503	$21,200
Air France-KLM(b)	1,027	15,410
Air Transport Services Group, Inc.(b)	497	8,752
Alaska Air Group, Inc.(b)	560	21,879
Allegiant Travel Co.	134	11,070
American Airlines Group, Inc.(b)	1,596	21,929
ANA Holdings, Inc.(b)	1,000	21,702
Cathay Pacific Airways Ltd.(b)	5,442	5,687
Copa Holdings SA - Class A	240	25,514
Delta Air Lines, Inc.	561	22,570
Deutsche Lufthansa AG(b)	2,741	24,353
easyJet PLC	4,057	26,374
Exchange Income Corp.	395	13,444
Frontier Group Holdings, Inc.(b)	315	1,720
Hawaiian Holdings, Inc.(b)	433	6,149
International Consolidated Airlines Group SA(b)	11,329	22,383
Japan Airlines Co. Ltd.	1,100	21,649
JetBlue Airways Corp.(b)	2,899	16,089
Mainfreight Ltd.	555	24,313
Norwegian Air Shuttle ASA	6,121	6,458
Qantas Airways Ltd.(b)	6,674	24,423
Ryanair Holdings PLC - ADR(b)	199	26,539
Singapore Airlines Ltd.	4,605	22,890
Skymark Airlines, Inc.	300	2,157
SkyWest, Inc.(b)	360	18,792
Southwest Airlines Co.	746	21,544
Spirit Airlines, Inc.	960	15,734
Sun Country Airlines Holdings, Inc.(b)	350	5,506
United Airlines Holdings, Inc.(b)	489	20,176
Wizz Air Holdings PLC(b)(c)	696	19,615
		516,021
TOTAL COMMON STOCKS (Cost $498,945)		516,021

SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%	Shares
First American Treasury Obligations Fund - Class X, 5.25%(d)	574	574
TOTAL SHORT-TERM INVESTMENTS (Cost $574)		574

TOTAL INVESTMENTS - 99.7% (Cost $499,519)		$516,595
Other Assets in Excess of Liabilities - 0.3%		1,667
TOTAL NET ASSETS - 100.0%		$518,262
Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
PLC - Public Limited Company
SA - Sociedad Anónima

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of December 31, 2023, the value of these securities total $19,615 or 3.8% of the Fund’s net assets.

(d)	The rate shown represents the 7-day effective yield as of December 31, 2023.

Themes ETF Trust

The following is a summary of significant accounting policies consistently followed by Themes Global Systemically Important Banks ETF (“GSIB”), Themes Generative Artificial Intelligence ETF (“WISE”), Themes Natural Monopoly ETF (“CZAR”), Themes Cloud Computing ETF (“CLOD”), Themes US Cash Flow Champions ETF (“USCF”), Themes US R&D Champions ETF (“USRD”), Themes Airlines ETF (“AIRL”), Themes European Luxury ETF (“FINE”), Themes Cybersecurity ETF (“SPAM”), Themes Gold Miners ETF (“AUMI”), and Themes US Small Cap Cash Flow Champions ETF (“SMCF”)(each a “Fund,” or collectively the “Funds”).

Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by Themes Management Company, LLC (the “Adviser”), using procedures adopted by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2023, none of the Funds held any fair valued securities.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2023:

Themes Airlines ETF
	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$516,021	$–	$–	$516,021
Money Market Funds	574	–	–	574
Total Investments	$516,595	$–	$–	$516,595

Refer to the Schedule of Investments for industry classifications.